Exhibit 10.86

                              SECURITY AGREEMENT


            SECURITY AGREEMENT (as amended, modified or supplemented from time to time, this "Agreement"), dated as of April 30, 1996, between Reading & Bates Drilling Co. (the "Borrower"), Reading & Bates Exploration Co., Reading & Bates (A) Pty. Ltd. and Reading and Bates Borneo Drilling Co. Ltd. (collectively the Subsidiary Guarantors and, together with the Borrower, the "Assignors"), and Christiania Bank og Kreditkasse, New York Branch, as Collateral Agent (the "Collateral Agent"), for the benefit of the Banks, the Letter of Credit Issuer, the Agent and the Trustee under, and as defined in, the Credit Agreement hereinafter referred to (such Banks, Letter of Credit Issuer, Agent and Trustee are hereinafter called the "Secured Creditors"). Except as otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement shall be used herein as so defined.


                             W I T N E S S E T H :


            WHEREAS, Reading & Bates Corporation, the Borrower, the Banks, Credit Lyonnais New York Branch, as Co-Agent and Christiania Bank og
Kreditkasse, New York Branch, as Agent (the "Agent"), have entered into a Credit Agreement, dated as of April 30, 1996 (as modified, supplemented or amended from time to time, the "Credit Agreement"), providing for the making of Loans and the issuance of, and participation in, Letters of Credit as contemplated therein;

            WHEREAS, the Subsidiary Guarantors have executed the Subsidiary Guaranty and thereby guaranteed the obligations of the Borrower under the Credit Agreement and the other Credit Documents;

            WHEREAS, the Borrower desires to incur Loans and to have Letters of Credit issued for its account under the Credit Agreement;

            WHEREAS, it is a condition precedent to the making of Loans and the issuance of Letters of Credit under the Credit Agreement and to the occurrence of the Effective Date that the Assignors shall have executed and delivered to the Collateral Agent this Agreement;

            WHEREAS, the Assignors desire to execute this Agreement to satisfy the conditions described in the preceding paragraph;


            NOW, THEREFORE, in consideration of the benefits accruing to the Assignors, the receipt and sufficiency of which are hereby acknowledged, the Assignors hereby make the following representations and warranties to the Collateral Agent and hereby covenant and agree with the Collateral Agent as follows:

            SECTION 1.  PLEDGE AND GRANT OF SECURITY INTEREST.

            1.01 Obligations Secured. The Agreement is made for the benefit of the Secured Creditors to secure (i) the full and prompt payment when due of
(x) the principal of and interest on the Notes issued, and Loans made, under the Credit Agreement, and all reimbursement obligations and Unpaid Drawings with respect to the Letters of Credit issued under the Credit Agreement and
(y) all other obligations and indebtedness (including, without limitation, indemnities, Fees and interest thereon) of the Borrower to the Secured Creditors, whether now existing or hereafter incurred under, arising out of or in connection with the Credit Agreement and the other Credit Documents and the due performance and compliance by the Borrower with all of the terms, conditions and agreements contained in the Credit Agreement and the other Credit Documents; (ii) any and all sums advanced by the Collateral Agent in order to preserve the Collateral (as hereinafter defined) or preserve its security interest in the Collateral; (iii) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations, or liabilities of the Borrower referred to in clause (i) above, after an Event of Default shall have occurred and be continuing, the reasonable expenses of the Collateral Agent of re-taking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by the Collateral Agent of its rights hereunder, together with reasonable attorneys' fees of counsel to the Collateral Agent and court costs; and (iv) all amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement under Section 11 of this Agreement (all such obligations, liabilities, sums and expenses referred to in clauses (i) through (iv) above being collectively referred to as the "Obligations"). It is acknowledged and agreed that the "Obligations" shall include extensions of credit of the types described above, whether outstanding on the date of this Agreement or extended from time to time after the date of this Agreement.

            1.02 Pledge and Grant of Security Interest. As collateral security for the Obligations, the Assignors hereby pledge and assign to the Collateral Agent, for the benefit of the Secured Creditors, a continuing possessory lien and security interest in all of the Assignors' right, title and interest in and to the Concentration Account (as hereinafter defined) together with all deposits made from time to time therein and all investments from time to time therein and/or made with the funds therein and all cash and non-cash proceeds of any of the foregoing, from the date this Agreement until the termination thereof pursuant to the terms hereof (the "Collateral").

            SECTION 2.  ESTABLISHMENT OF COLLATERAL ACCOUNT; ETC.

            2.01 Establishment.     The  Assignors  currently   maintain  with
Christiania Bank og Kreditkasse, Grand Cayman Branch ("CBKGC", with CBKGC acting as agent for the Agent with respect to such account) an account (No. 4062660601) for purposes of this Agreement (the "Concentration Account"). Only Collateral will be deposited and shall remain in the Concentration Account until such Collateral is released from the Concentration Account in accordance with this Agreement. Subject to the provisions of this Agreement (including the automatic release provision of Section 2.02(b)), the
Concentration Account shall be under the sole dominion and control of the Collateral Agent, with the Collateral Agent having the right to make withdrawals from the balance of the Concentration Account from time to time therein in accordance with the terms of this Agreement. All Collateral delivered to or held by or on behalf of the Collateral Agent pursuant hereto shall be held in the Concentration Account in accordance with the provisions hereof.

            2.02 Deposits to Concentration Account; etc. (a) The Assignors shall deposit or direct their Subsidiaries to deposit in the Concentration Account on a daily basis all collected (i) earnings of the Collateral Rigs from any source; (ii) all moneys or other compensation paid by reason of requisition of title or for hire or other compulsory acquisition of any Collateral Rig; and (iii) proceeds of the foregoing maintained with such institutions to the Concentration Account. As used herein, "earnings" in (i) means:

            (x) all rent, charterhire and other moneys and rights and claims to moneys, other than the local currency portion necessary to cover
      expenses  relating  to  the  relevant  contract  (the  "Local   Currency
      Portion");

            (y) all the Assignors' right, title and interest to and in any moneys other than the Local Currency Portion payable to the Assignors under any bareboat or time charter, drilling contract, or other contract for the use or employment of the Collateral Rigs, and all other rights and benefits whatsoever accruing to the Assignors thereunder, including (but without prejudice to the generality of the foregoing) all claims for damages for any breach by any charterer or other party thereto of any such bareboat or time charter, drilling contract, or other contract for the use or employment of the Collateral Rigs; and

            (z) all freights (if any), passage moneys (if any), hire moneys (if any), compensation (if any) payable to the Assignors in the event of the requisition of the Collateral Rigs for hire, remuneration for salvage and towage services (if any), demurrage and detention moneys (if any), and any other earnings whatsoever due or to become due to the Assignors.

            (b) Subject to the provisions of Section 2.02(c) of this Agreement, the Collateral Agent's security interest in the funds maintained in the Concentration Account shall automatically be and be deemed released, without the need for any action on the part of the Collateral Agent, from time to time as requested or directed by the Borrower.

            (c)  Upon  the  occurrence of  an  Event  of Default  pursuant  to
Section 9.05 of the Credit Agreement (a "Bankruptcy Default") and without any further act or notice, or upon the giving by the Collateral Agent of a written notice (a "Release Termination Notice") to the Assignors after the occurrence and during the continuance of an Event of Default other than a Bankruptcy Default, the automatic release set forth in Section 2.02(b) of this Agreement shall terminate.

            (d) Upon the occurrence of an Event of Default, the Assignors shall continue to deposit, or cause to be deposited, all payments of earnings of the Collateral Rigs directly into the Concentration Account.

            It is hereby expressly agreed that, anything contained herein to the contrary notwithstanding, the Assignors shall remain liable under all charters and contracts pertaining to the Collateral Rigs to perform the obligations assumed by them thereunder, and the Collateral Agent shall have no obligation or liability of any nature whatsoever under any such charter or contract by reason of, or arising out of, this Agreement, nor shall the Collateral Agent be required to assume or be obligated in any manner to perform or fulfill any obligation of the Assignors under or pursuant to any such charter or contract or to make any payment or make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent, or, unless and until indemnified to its satisfaction, to present or file any claim or to take any other action to collect or enforce the payment of any amounts which may have been assigned to it or to which it may be entitled hereunder or pursuant hereto at any time or times.

            2.03 Investment of Funds Deposited in the Concentration Account. Until the date on which the Total Commitment under the Credit Agreement is terminated and no Letter of Credit remains outstanding and all Obligations have been paid in full, and so long as no Event of Default is in existence, the Collateral Agent will from time to time, at the request of the Assignors, invest funds on deposit in the Concentration Account in Cash Equivalents which are substantially similar to those investments being requested by the Assignors on or about the date hereof or such other investments as may be requested by the Assignors and acceptable to the Collateral Agent in its sole discretion (investments permitted under this Section 2.03 are herein called "Permitted Investments"). All investments made pursuant to this Section 2.03 (and any instruments evidencing same), and all proceeds thereof, shall be held in the Concentration Account as part of the Collateral. All such investments shall be made in the name of the Collateral Agent. All risk of loss in respect of investments made pursuant to this Section 2.03 shall be on the Assignors.

            SECTION 3.  FURTHER ASSURANCES.

            The Assignors will, at any time and from time to time, at its own expense, promptly execute and deliver all further agreements, instruments and other documents and take all further action that may be necessary or that the Collateral Agent may reasonably request in order to perfect and protect the security interest purported to be created hereby or otherwise to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder.

            SECTION 4.  TRANSFERS AND OTHER LIENS.

            The Assignors will not, without the written consent of the Collateral Agent, (i) sell, assign (by operation of law or otherwise) or otherwise dispose of any interest in the Collateral or (ii) create or suffer to exist any Lien, security interest or other charge or encumbrance upon or with respect to any Collateral except for the security interest purported to be created hereby.

            SECTION 5.  ATTORNEY-IN-FACT.

            The Assignors hereby appoint the Collateral Agent the Assignors' attorney-in-fact, with full authority only after the occurrence of and during the continuance of an Event of Default, in the place and stead of the Assignors and in the name of the Assignors or otherwise, from time to time in the Collateral Agent's discretion to execute any instrument and to take any other action which the Collateral Agent may in good faith reasonably deem necessary or advisable to accomplish the purposes of this Agreement or to facilitate the assignment or other transfer by the Collateral Agent of any or all of its rights hereunder, including, without limitation, (i) to receive, endorse and collect all instruments made payable to the Assignors and representing any interest payment or other distribution in respect of the Collateral and to give full discharge for the same and (ii) to execute and deliver any and all instruments and other documents that the Collateral Agent may request in connection with the exercise by the Collateral Agent of any or all of its rights hereunder. Such appointment of the Collateral Agent as attorney-in-fact is irrevocable and coupled with an interest.

            SECTION 6.  PERFORMANCE BY THE COLLATERAL AGENT.

            If the Assignors fail to perform any agreement or obligation contained herein, the Collateral Agent itself may perform or cause performance of such agreement or obligation, and the reasonable expenses of the Collateral Agent incurred in connection therewith shall be payable to the Collateral Agent by the Assignors.

            SECTION 7.  RESPONSIBILITY OF THE COLLATERAL AGENT.

            Other  than the  exercise of  reasonable care  to assure  the safe custody of the Collateral while held hereunder, the Collateral Agent shall have no duty or liability to preserve rights pertaining thereto and shall be relieved of all responsibility for the Collateral upon surrendering it or tendering surrender of it to the Assignors. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Collateral Agent accords its own property. Without limiting the generality of the foregoing, neither the Collateral Agent nor any of its directors, officers, agents or employees shall be liable (i) for any failure to invest or reinvest any cash in the Concentration Account in accordance herewith in the absence of its or their own gross negligence or willful misconduct or for any losses incurred by reason of investments made by the Collateral Agent pursuant to Section 2.03 or
(ii) for any action taken or omitted to be taken by the Collateral Agent (x) in good faith in accordance with the advice of counsel with respect to any question as to the construction of any provision hereof or any action to be taken by the Collateral Agent hereunder or (y) in accordance with any instructions or other notice which the Collateral Agent believes in good faith to be properly given by the Assignors hereunder. This Section 7 shall have no application to CBK except in its capacity as Collateral Agent.

            SECTION 8.  REMEDIES UPON DEFAULT.

            If any Event of Default shall occur and be continuing:

            (a)  The  Collateral  Agent may  (i)  exercise in  respect  of the
Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all of the rights and remedies of a secured party on default under the Uniform Commercial Code then in effect in the State of New York, (ii) withdraw any funds, if any, from the Concentration Account, and
(iii) without notice except as specified below, sell any or all of the Collateral in one or more parcels at any public or private sale, at any exchange, broker's board or at any of the Collateral Agent's offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Collateral Agent may deem commercially reasonable. The Assignors agree that, to the extent notice of sale shall be required by law, at least 10 Business Days' notice to the Assignors of the time and place of any public sale or the time after which any private sale or other disposition is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time (by announcement, in the case of any public sale, at the time and place fixed therefor), and such sale may, without further notice, be made at the time and place to which it was so adjourned.

            (b) All cash proceeds received by the Collateral Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied in accordance with the Credit Agreement and the Mortgages (as defined in the Credit Agreement) relating to the Collateral Rigs.

            (c) Notwithstanding the foregoing provisions of this Section 8, the Collateral Agent may elect, by notice to the Assignors, to retain any and all of the Collateral, to collect or cause the collection of the proceeds thereof and to hold any and all of such Collateral as continuing collateral for, and to apply at such times and in such manner as the Collateral Agent may elect any and all of such Collateral to pay, the Obligations; provided that the Collateral is valued at fair market value for purposes of determining the amount by which the Obligations shall be reduced in consideration of the retention of such Collateral. The Assignors hereby waive, to the fullest extent permitted by law, any and all rights they may have to require the Collateral Agent to sell or otherwise dispose of any or all of the Collateral.

            SECTION 9.  APPLICATION OF PROCEEDS.

            (a) All moneys collected by the Collateral Agent upon any sale or other disposition of any Collateral, together with all other moneys received by the Collateral Agent hereunder or under any of the other Security Documents, shall be applied as follows:

        (i) first, to the payment of all amounts owing the Collateral Agent of the type described in clauses (ii) and (iii) of Section 1.01;

       (ii) second, to the extent moneys remain after the application pursuant to the preceding clause (i), an amount equal to the outstanding Obligations shall be paid to the Secured Creditors as provided in
      Section 9(c), with each Secured Creditor receiving an amount equal to such Obligations held by it or, if the proceeds are insufficient to pay in full all such Obligations, its Pro Rata Share (as defined below) of the amount remaining to be distributed; and

      (iii) third, to the extent moneys remain after the application pursuant to the preceding clauses (i) and (ii), and following the termination of this Agreement pursuant to Section 12, any surplus then remaining shall be paid to the Assignors, subject, however, to the rights of the holder of any then existing Lien of which the Collateral Agent has actual notice (without investigation).

            (b) For purposes of this Agreement "Pro Rata Share" shall mean, when calculating a Secured Creditor's portion of any distribution or amount in respect of any Obligations, the amount (expressed as a percentage) equal to a fraction the numerator of which is the then unpaid amount of such Obligations owing to or held by such Secured Creditor and the denominator of which is the then outstanding amount of all such Obligations. For purposes of determining the amount payable to each Secured Creditor, the Collateral Agent shall be entitled to request each Secured Creditor to furnish it with written notice of the amount of Obligations then owed to it and shall be entitled to rely upon the amounts stated therein in making such distribution.

            (c) All payments required to be made to Secured Creditors hereunder shall be made to the Agent under the Credit Agreement for the account of the Secured Creditors.

            (d) For purposes of applying payments received in accordance with this Section 9, the Collateral Agent shall be entitled to rely upon (i) the Agent under the Credit Agreement and (ii) the Secured Creditors for a determination (which the Agent and each Secured Creditor, by their acceptance of the benefits of this Agreement shall be obligated to provide upon request of the Collateral Agent) of the outstanding Obligations owed to the Secured Creditors. Unless it has actual knowledge (including by way of written notice from a Secured Creditor) to the contrary, the Agent under the Credit Agreement, in furnishing information pursuant to the preceding sentence, and the Collateral Agent, in acting hereunder, shall be entitled to assume that
(x) no obligations other than principal, interest and regularly accruing fees are owing to any Secured Creditor.

            SECTION 10. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE ASSIGNORS.

            The Assignors represent and warrant that on the date of the deposit by the Assignors of any Collateral in the Concentration Account, it will be the legal, record and beneficial owner of, and will have good and marketable title to, the Collateral, subject to no pledge, lien, mortgage, hypothecation, security interest, charge, option or other interests other than the lien created by this Agreement. The Assignors covenant and agree that they will defend the Collateral Agent's right, title and security interest in and to the Collateral and the proceeds thereof against the claims and demands of all Persons whomsoever; and the Assignors covenant and agree that they will have like title to and right to pledge any other property at any time hereafter pledged to the Collateral Agent as Collateral hereunder and will likewise defend the right thereto and security interest therein of the Collateral Agent.

            SECTION 11.  INDEMNITY.

            11.1 Indemnity. (a) The Assignors agree to indemnify, reimburse and hold the Collateral Agent, each Secured Creditor and their respective successors, assigns, employees, agents and servants (hereinafter in this Section 11.1 referred to individually as "Indemnitee," and collectively as "Indemnitees") harmless from any and all liabilities, obligations, damages, injuries, penalties, claims, demands, actions, suits, judgments and any and all costs and expenses (including reasonable attorneys' fees and expenses) (for the purposes of this Section 11.1 the foregoing are collectively called "expenses") of whatsoever kind and nature imposed on, asserted against or incurred by any of the Indemnitees in any way relating to or arising out of this Agreement, the Credit Agreement, any other Credit Document or the documents executed in connection herewith and therewith or in any other way connected with the administration of the transactions contemplated hereby and thereby or the enforcement of any of the terms of, or the preservation of any rights under any such Credit Document or other document, or in any way relating to or arising out of the manufacture, ownership, ordering, purchase, delivery, control, acceptance, lease, financing, possession, operation, condition, sale, return or other disposition, or use of the Collateral (including, without limitation, latent or other defects, whether or not discoverable), the violation of the laws of any country, state or other governmental body or unit, any tort (including, without limitation, claims arising or imposed under the doctrine of strict liability, or for or on account of injury to or the death of any Person (including any Indemnitee), or property damage), or contract claim; provided that no Indemnitee shall be indemnified pursuant to this Section 11.1(a) for losses, damages or liabilities to the extent caused by the gross negligence or wilful misconduct of such Indemnitee. The Assignors agree that upon written notice by any Indemnitee of the assertion of such a liability, obligation, damage, injury, penalty, claim, demand, action, judgment or suit, the Assignors shall assume full responsibility for the defense thereof. Each Indemnitee agrees to use its best efforts to promptly notify the Assignors of any such assertion of which such Indemnitee has knowledge.

            (b) Without limiting the application of Section 11.1(a), the Assignors agree to pay, or reimburse the Collateral Agent for any and all fees, costs and expenses of whatever kind or nature incurred in connection with the creation, preservation or protection of the Collateral Agent's Liens on, and security interest in, the Collateral, including, without limitation, all fees and taxes in connection with the recording or filing of instruments and documents in public offices, payment or discharge of any taxes or Liens upon or in respect of the Collateral, premiums for insurance with respect to the Collateral and all other fees, costs and expenses in connection with protecting, maintaining or preserving the Collateral and the Collateral Agent's interest therein, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions, suits or proceedings arising out of or relating to the Collateral.

            (c) Without limiting the application of Section 11.1(a) or (b), the Assignors agree to pay, indemnify and hold each Indemnitee harmless from and against any loss, costs, damages and expenses which such Indemnitee may suffer, expend or incur in consequence of or growing out of any misrepresentation by the Assignors in this Agreement, the Credit Agreement or any other Credit Document or in any statement or writing contemplated by or made or delivered pursuant to or in connection with this Agreement, the Credit Agreement or any other Credit Document.

            (d) If and to the extent that the obligations of the Assignors under this Section 11.1 are unenforceable for any reason, the Assignors hereby agree to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

            11.2 Indemnity Obligations Secured by Collateral; Survival. Any amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement shall constitute Obligations secured by the Collateral. The indemnity obligations of the Assignors contained in this Section 11 shall continue in full force and effect notwithstanding the full payment of all the Notes issued under the Credit Agreement and all of the other Obligations and notwithstanding the discharge thereof.

            SECTION 12.  TERMINATION; RELEASE; PARTIAL RELEASE.

            (a) On the date on which the Credit Agreement and all Letters of Credit shall have been terminated, when no Note remains outstanding and all Obligations shall have been irrevocably paid in full, this Agreement shall terminate, and the Collateral Agent, at the request and expense of the Assignors, will execute and deliver to the Assignors a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to the Assignors (without recourse and without any representation or warranty) such of the Collateral as may remain in the possession of the Collateral Agent together with any moneys at the time held by the Collateral Agent hereunder.

            (b) Subject to Section 2.02 hereof and so long as no Event of Default shall be in existence, upon instructions of the Assignors, Collateral shall be released from the Concentration Account to the Assignors or as directed by the Assignors.

            SECTION 13.  NOTICES, ETC.

            Except as otherwise expressly provided herein, all notices and other communications provided for hereunder shall be delivered and become effective in accordance with Section 12.03 of the Credit Agreement.

            SECTION 14.  MISCELLANEOUS.

            This Agreement shall be binding upon the Assignors and their successors and assigns (although the Assignors may not assign their rights or obligations under this Agreement) and shall inure to the benefit of and be enforceable by the Collateral Agent and its successors and assigns. The headings in this Agreement are for purposes of reference only and shall not limit or define the meaning hereof. This Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and be governed by the law of the State of New York. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument. This Agreement shall become effective on the date on which each of the parties shall have executed and delivered a copy hereof. In the event that any provision of this Agreement shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Agreement which shall remain binding on all parties hereto.

            SECTION 15.  WAIVER; AMENDMENT.

            None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by the Assignors and the Collateral Agent.

            SECTION 16.  SECURED CREDITOR ACKNOWLEDGMENT.

            By accepting the benefits of this Agreement, each Secured Creditor acknowledges and agrees that the rights and obligations of the Collateral Agent shall be as set forth in Section 12 of the Credit Agreement.

            IN WITNESS WHEREOF, the Assignors and the Collateral Agent have caused this Agreement to be executed by their duly elected officers duly authorized as of the date first above written.

ADDRESS:

901 Threadneedle                    READING & BATES DRILLING CO.
Suite 200
Houston, Texas  77079               By________________________________
Attention:  General Counsel            Title:
Tel: (713) 496-5000
Fax: (713) 496-0285                 READING & BATES EXPLORATION CO.

                                    By_______________________________
                                      Title:

                                    READING & BATES (A) PTY. LTD.

                                    By_______________________________
                                      Title:

                                    READING AND BATES BORNEO DRILLING
                                      CO. LTD.

                                    By_______________________________
                                      Title:


11 West 42nd Street                 CHRISTIANIA BANK og KREDITKASSE,
New York, New York  10036            NEW YORK BRANCH
Attention: Hans Chr. Kjelsrud
Tel: (212) 827-4814                 By________________________________
Fax: (212) 827-4888                   Title:
                                    By________________________________
                                      Title: